UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18 Technology Drive, Suite 110 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which Registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 8, 2024, ReShape Lifesciences Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vyome Therapeutics, Inc. (“Vyome”) and Raider Lifesciences Inc., a direct, wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, including Nasdaq’s approval of a new listing application for the combined company, Merger Sub shall be merged with and into Vyome, with Vyome surviving as a subsidiary of the Company (the “Merger”).

This Current Report on Form 8-K is being filed to provide (1) Vyome’s financial statements for the quarter ended March 31, 2025, filed as Exhibit 99.1 hereto; (2) Vyome’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the quarter ended March 31, 2025, filed as Exhibit 99.2 hereto; (3) Vyome’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2024, filed as Exhibit 99.3 hereto; (4) the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2024, filed as Exhibit 99.4 hereto; and (5) unaudited pro forma condensed combined financial statements giving effect to the Merger, filed as Exhibit 99.5 hereto; so that such information is incorporated by reference into the Company’s shelf registration statement on Form S-3 (File No. 333-287168) filed with the Securities and Exchange Commission on May 9, 2025 under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Financial Statements of Vyome for the quarter ended March 31, 2025
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vyome for the quarter ended March 31, 2025
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vyome for the year ended December 31, 2024
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the year ended December 31, 2024
99.5	Unaudited Pro Forma Condensed Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
Chief Executive Officer

Dated: May 28, 2025